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                                                                     EXHIBIT 23









INDEPENDENT AUDITORS' CONSENT



National Bancshares Corporation



We consent to the incorporation by reference in Registration Statement No. 33-63005 of National Bancshares Corporation on Form S-3 of our report dated January 26, 1996, which is incorporated by reference in this Annual Report on Form 10-K of National Bancshares Corporation for the year ended December 31, 1995.






/s/ Deliotte & Touche LLP

Cleveland, Ohio
March 25, 1996